EX-99.1

               CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                    PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Annual Report on Form 10-KSB of Capital Group One, Inc. for the year ended February 28, 2003, I, Matthew McNeally Chief Executive Officer of Financial Ventures, Inc. and I, James Steward, Chief Financial Officer of Capital Group One, Inc. hereby certify pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

(1) 	such Annual Report on Form 10-KSB for the year ended
February 28, 2003, fully complies with the requirements of
section 13(a) or 15(d) of the Securities Exchange Act of 1934;
and

(2) 	the information contained in such Annual Report on Form 10-
KSB for the year ended February 28, 2003, fairly presents, in all material respects, the financial condition and results of operations of Capital Group One, Inc.

December 4, 2003


                            By:/s/ Matthew McNeally
                            --------------------------
                              Matthew McNeally
                              Chief Executive Officer


                            By:/s/ James Steward
                  	    --------------------
                              James Steward
                              Chief Financial Officer


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